UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to
Section 13 or 15(d) of
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): July 31, 2006

Easton-Bell Sports, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-123927 (Commission File Number)	20-1636283 (I.R.S. Employer Identification Number)
7855 Haskell Avenue
Van Nuys, CA 91406
(Address of principal executive offices, including zip code)
(800) 347-3901
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
         Effective July 31, 2006, Richard Wenz was appointed to serve on the Board of Directors of Easton-Bell Sports, Inc. In addition to his general service on the board, Mr. Wenz has also been appointed as the Chairman of the Audit Committee of the board. In return for his service, Mr. Wenz will receive 258,656.668 Class B common units issued by Easton-Bell Sports, LLC, the parent company of Easton-Bell Sports, Inc., on such terms and conditions approved by the Board of Managers of Easton-Bell Sports, LLC.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTON-BELL SPORTS, INC.
By:	/s/ MARK TRIPP
Mark Tripp
CHIEF FINANCIAL OFFICER

Date: August 2, 2006